Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Global Asset Management Trust of our report dated December 21, 2020, relating to the financial statements and financial highlights, which appears in BrandywineGLOBAL – Alternative Credit Fund’s Annual Report on Form N-CSR for the year ended October 31, 2020. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

February 18, 2021

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Global Asset Management Trust of our report dated December 22, 2020, relating to the financial statements and financial highlights, which appears in BrandywineGLOBAL – Global Unconstrained Bond Fund’s Annual Report on Form N-CSR for the year ended October 31, 2020. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

February 18, 2021

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Global Asset Management Trust of our report dated December 17, 2020, relating to the financial statements and financial highlights, which appears in ClearBridge International Growth Fund, Clearbridge Small Cap Fund and Clearbridge Value Trust’s Annual Report on Form N-CSR for the year ended October 31, 2020. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

February 18, 2021